UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 18, 2003
                                                         -----------------


                                  CENUCO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                  033-25900                   75-2228820
 ----------------------------      ----------------         -------------------
 (State or other jurisdiction      (Commission File            (IRS Employer
      or incorporation)                 Number)             Identification No.)


                         6421 CONGRESS AVENUE, SUITE 201
                            BOCA RATON, FLORIDA 33432
          -------------------------------------------------------------
          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code (561) 994-4446
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountants.

Grant Thornton LLP ("GT"), by letter dated December 10, 2003, terminated its relationship as the independent accountant for Cenuco, Inc. (the "Company"). The Company and GT mutually agreed to terminate this relationship. GT had been the independent accountant for, and audited the financial statements of, the Company.

The reports of GT on the consolidated financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, for the two most recent fiscal years, there were no disagreements between the Company and GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused GT to make a reference thereto in its report on the Company's financial statements for such period. During the period from August 28, 2000 through December 10, 2003, there have been no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-B).

GT has furnished the Securities and Exchange Commission with a letter stating that it agrees with the above statements. This letter is attached as an exhibit to this filing.

The Company engaged Salberg & Company, P.A. ("SC") as its new independent accountants as of December 16, 2003. Prior to such date, the Company did not consult with SC regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by SC, or (iii) any other matter that was the subject of a disagreement between the Company and SC (as defined in Item 304 (a)(1)(iv) of Regulation S-K) or a reportable event (as described in
Item 304 (a)(1)(v) of Regulation S-K).

Item 7.  Financial Statements,Pro Forma Financial Statements and Exhibits.

(c) Exhibits.

     16.1 Letter of Grant Thornton LLP to the Securities and Exchange Commission Office of the Chief Accountant, dated December 18, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CENUCO, INC.

Dated:  December 18, 2003           By: /s/ Steven Bettinger
                                        -------------------
                                    Name:  Steven Bettinger
                                    Title: President and Chief Executive Officer